UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2016

Gladstone Land Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-35795	54-1892552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1521 Westbranch Drive, Suite 100		22102
McLean, Virginia		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement

On June 16, 2016, Gladstone Land Limited Partnership (the “Operating Partnership”), a wholly-owned subsidiary of Gladstone Land Corporation (“Gladstone Land”), through Gladstone Lending Company, LLC (the “Borrower”), a wholly-owned subsidiary of the Operating Partnership (the Borrower, together with the Operating Partnership and Gladstone Land, collectively, the “Company”), entered into an amendment (the “Amendment”) to the bond purchase agreement (the “Bond Purchase Agreement”) with Federal Agricultural Mortgage Corporation (“Farmer Mac”) and Farmer Mac Mortgage Securities Corporation, a wholly-owned subsidiary of Farmer Mac, regarding a secured note purchase facility (the “Farmer Mac Facility”). The Amendment increases the maximum borrowing capacity under the Farmer Mac Facility from $75.0 million to $125.0 million and extends the term of the Bond Purchase Agreement by two years, to December 11, 2018.

Other than the increase in the maximum borrowing capacity and extension as described above, the terms of the Bond Purchase Agreement remain unchanged. A copy of the Amendment is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01       Regulation FD Disclosure

On June 20, 2016, the Company issued a press release (the “Press Release”) announcing the Amendment. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Bond Purchase Agreement, dated as of December 5, 2014, by and among Gladstone Lending Company, LLC, as Issuer, Farmer Mac Mortgage Securities Corporation, as Bond Purchaser, and Federal Agricultural Mortgage Corporation, as Guarantor, incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K (File No. 001-35795), filed December 17, 2014.
10.2	Pledge and Security Agreement, dated as of December 5, 2014, by and among Gladstone Lending Company, LLC, as Grantor, Farmer Mac Mortgage Securities Corporation, as Purchaser, and Federal Agricultural Mortgage Corporation, as Collateral Agent and Bond Guarantor, incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K (File No. 001-35795), filed December 17, 2014.
10.3	Amendment to the Bond Purchase Agreement, dated as of June 16, 2016, by and among Gladstone Lending Company, LLC, as Issuer, Farmer Mac Mortgage Securities Corporation, as Bond Purchaser, and Federal Agricultural Mortgage Corporation, as Guarantor.
99.1	Press Release dated June 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Land Corporation (Registrant)
June 20, 2016	By:/s/ Lewis Parrish (Lewis Parrish, Chief Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Bond Purchase Agreement, dated as of December 5, 2014, by and among Gladstone Lending Company, LLC, as Issuer, Farmer Mac Mortgage Securities Corporation, as Bond Purchaser, and Federal Agricultural Mortgage Corporation, as Guarantor, incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K (File No. 001-35795), filed December 17, 2014.
10.2	Pledge and Security Agreement, dated as of December 5, 2014, by and among Gladstone Lending Company, LLC, as Grantor, Farmer Mac Mortgage Securities Corporation, as Purchaser, and Federal Agricultural Mortgage Corporation, as Collateral Agent and Bond Guarantor, incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K (File No. 001-35795), filed December 17, 2014.
10.3	Amendment to the Bond Purchase Agreement, dated as of June 16, 2016, by and among Gladstone Lending Company, LLC, as Issuer, Farmer Mac Mortgage Securities Corporation, as Bond Purchaser, and Federal Agricultural Mortgage Corporation, as Guarantor.
99.1	Press Release, dated June 20, 2016.